Exhibit 10.2

Execution Copy

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of July 16, 2010, is by and among VocalTec Communications Ltd., a company organized under the laws of the State of Israel, (the “Company”), and Daniel Borislow (the “Stockholder”).   Certain terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement.  The parties hereto hereby agree that this Agreement shall become effective immediately prior to the execution of, and subject to consummation of the transactions contemplated by, the Merger Agreement (as defined below).

WHEREAS, the Stockholder currently holds shares of common stock of YMax Corporation, a Delaware corporation (“YMax”);

WHEREAS, immediately following the execution of this Agreement, the Company, VocalTec Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and YMax shall enter into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), and pursuant to the terms and conditions of the Merger Agreement, the common stock held by the Stockholder shall be exchanged for ordinary shares of the Company (the “New Shares”) as set forth in the Merger Agreement; and

WHEREAS, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws, to the Stockholder with respect to the Registrable Securities as defined below.

NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

1.           DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a.           “Business Day” means any weekday that is not a day on which banking institutions in the City of New York are authorized or obligated to close.

b.           “Immediate Family” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including any adoptive relationships, of a natural person.

c.           “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more registration statements of the Company on Form F-3 (or any successor form) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the “SEC”).

d.           “Registrable Securities” means the New Shares held by the Stockholder immediately following the execution of the Merger Agreement as set forth on the signature page to this Agreement, including any shares issued or issuable upon any stock split, dividend or other distribution, recapitalization or other similar event consummated in connection with, or at any time following, the transactions contemplated under the Merger Agreement.

e.          “Registration Statement” means the registration statement on Form F-3 (or any successor form) of the Company covering only the Registrable Securities.

f.            “Stockholder” means the Stockholder, any transferee or assignee thereof to whom the Stockholder assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

2.           REGISTRATION.

a.           Mandatory Registration.  Upon the terms and subject to the conditions set forth in this Agreement, the Company shall file with the SEC within sixty (60) calendar days of the date of this Agreement a Registration Statement.  The Registration Statement shall register only the Registrable Securities and no other securities of the Company.  The Stockholder and his counsel shall have a reasonable opportunity to review and comment upon such registration statement or amendment to such registration statement and any related prospectus prior to its filing with the SEC.  The Stockholder shall furnish all information reasonably requested by the Company for inclusion therein.  The Company shall use its reasonable best efforts to have the Registration Statement or amendment declared effective by the SEC at the earliest possible date following the filing thereof.  The Company shall use reasonable best efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act (or any successor rule providing for offering securities on a continuous basis) and available for sales of all of the Registrable Securities at all times until the earlier of (i) the date as of which the Stockholder may sell all of the Registrable Securities without restriction pursuant Rule 144 promulgated under the Securities Act (or successor thereto) or (ii) the date on which the Stockholder shall have sold all the Registrable Securities owned by him (the “Registration Period”).   Each of the Company and the Stockholder hereby undertakes and agrees (each with respect to the information provided by such party to be included in the Registration Statement) that the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

b.           Rule 424 Prospectus.  The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the Securities Act, the prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement.  The Stockholder and his counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the SEC.

c.           Deferral or Suspension During a Blackout Period.  Notwithstanding the provisions of Section 2(a), if in the good faith judgment of the Company, following consultation with legal counsel, it would be detrimental to the Company or its stockholders for the Registration Statement to be filed or for resales of Registrable Securities to be made pursuant to the Registration Statement due to (i) the existence of a material development or potential material development involving the Company that the Company would be obligated to disclose or incorporate by reference in the Registration Statement and which the Company has not disclosed, or which disclosure would be premature or otherwise inadvisable at such time or would have a material adverse effect on the Company or its stockholders, or (ii) the filing of (or an  intention to promptly file) a Company-initiated registration of any class of its equity securities, which, in the good faith judgment of the Company, the Registration Statement would adversely affect, the Company shall have the right to (A) immediately defer such filing for a period of not more than ninety (90) days beyond the date by which such Registration Statement was otherwise required hereunder to be filed or (B) suspend use of such Registration Statement for a period of not more than thirty (30) days (any such deferral or suspension period, a “Blackout Period”).  The Stockholder acknowledges that it would be detrimental to the Company and its stockholders for such Registration Statement to be filed (or remain in effect) during a Blackout Period and therefore essential to defer such filing (or suspend the use thereof) during such Blackout Period and agrees to cease any disposition of the Registrable Securities during such Blackout Period. The Company may not utilize any of its rights under this Section 2(c) to defer the filing of a Registration Statement (or suspend its effectiveness) more than once in any twelve (12) month period.

3.           RELATED OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2(a), the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.           The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any registration statement and the prospectus used in connection with such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

b.           The Company shall permit the Stockholder to review and comment upon the Registration Statement and all amendments and supplements thereto at least two (2) Business Days prior to their filing with the SEC, and not file any document in a form to which the Stockholder reasonably objects.  The Stockholder shall use his reasonable best efforts to comment upon the Registration Statement and any amendments or supplements thereto within two (2) Business Days from the date the Stockholder receives the final version thereof.  The Company shall furnish to the Stockholder, without charge, any correspondence from the SEC or the staff of the SEC to the Company or its representatives, relating to the Registration Statement.

c.           Upon request of the Stockholder, the Company shall furnish to the Stockholder, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such registration statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any registration statement, a copy of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as the Stockholder may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, (which final prospectus the Company shall electronically file with the SEC within two days from effectiveness of any such registration statement) as the Stockholder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Stockholder.

d.           The Company shall use reasonable best efforts to (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Stockholder reasonably requests, (ii) prepare and file in those jurisdictions, the amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.  The Company shall promptly notify the Stockholder of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

e.           As promptly as practicable after becoming aware of such event or facts, the Company shall notify the Stockholder in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to the Stockholder (or such other number of copies as the Stockholder may reasonably request).  The Company shall also promptly notify the Stockholder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective, (ii) of any request by the SEC for amendments or supplements to any registration statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate.

f.            The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other Suspension (as defined below) and, if such an order is issued or in any other event of Suspension, to obtain the withdrawal of such order or to cause the use of the prospectus so suspended to be resumed as soon as possible, and to notify the Stockholder  of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g.           The Company shall use its reasonable best efforts to cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

h.           The Company shall at all times provide a transfer agent and registrar with respect to its Common Stock.

i.            If reasonably requested by the Stockholder, the Company shall: (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as the Stockholder reasonably believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any registration statement.

j.            The Company shall use its reasonable best efforts to cause the Registrable Securities covered by any registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities in accordance with the Registration Statement.

k.           Within one (1) Business Day after any registration statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities (with copies to the Stockholder) confirmation that such registration statement has been declared effective by the SEC.   Thereafter, if reasonably requested by the Stockholder at any time, the Company shall deliver to the Stockholder a written confirmation whether or not the effectiveness of such registration statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not the registration statement is current and available to the Stockholder for sale of all of the Registrable Securities.

l.            In the event of any underwritten public offering of the Registrable Securities, the Company shall enter into an underwriting agreement with the managing underwriter of such offering, in usual and customary form, which agreement may include the indemnification of the underwriters by the Company, and shall perform its obligations thereunder.

m.          The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Stockholder of Registrable Securities pursuant to any registration statement.

4.           OBLIGATIONS OF THE STOCKHOLDER.

a.           The Company shall notify the Stockholder in writing of the information the Company reasonably requires from the Stockholder in connection with any registration statement hereunder.  The Stockholder shall furnish to the Company such information regarding himself, the Registrable Securities held by him and the intended method of disposition of the Registrable Securities held by him as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b.           The Stockholder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder.

c.           In the event of: (i) any request by the SEC or any other federal or state governmental authority during the Registration Period for amendments or supplements to a registration statement or related prospectus or for additional information, (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (iv) any event or circumstance which necessitates the making of any changes in the registration statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to the Stockholder (the “Suspension Notice”) to the effect of the foregoing (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), and, upon receipt of such Suspension Notice, the Stockholder will discontinue disposition of Registrable Securities covered by the registration statement or prospectus (a “Suspension”) until receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until the Stockholder is advised in writing by the Company that the current prospectus may be used, and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus.

d.           The Stockholder covenants: (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied (it being understood that the Stockholder is expressly relying on the Company to electronically file with the SEC the final prospectus relating to the Registration Statement within ten (10) Business Days of the effectiveness of such registration statement); and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least two (2) Business Days prior to the date on which the Stockholder first offers to sell any such Registrable Securities.

5.           EXPENSES OF REGISTRATION.

All reasonable expenses, other than sales or brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company, provided that the Company shall have no obligation to pay any costs or expenses incurred by the Stockholder, including, without limitation, any attorney’s fees or any selling related expenses.

6.           INDEMNIFICATION.

a.           In the event that any Registrable Securities are included in a registration statement under Section 2 hereof, to the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Stockholder, against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which he becomes subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or (iv) any material violation by the Company of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”).   The Company shall reimburse the Stockholder promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by the Stockholder arising out of or based upon a Violation which occurs in reliance upon and in conformity with information about the Stockholder furnished in writing to the Company by the Stockholder expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e), and the Stockholder was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and the Stockholder, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Stockholder to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Stockholder and shall survive the transfer of the Registrable Securities by the Stockholder pursuant to Section 9 of this Agreement.

b.           In connection with the Registration Statement, the Stockholder agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, a “Company Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Stockholder expressly for use in connection with the Registration Statement; and, subject to Section 6(d), the Stockholder will reimburse any legal or other expenses reasonably incurred by any Company Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Stockholder, which consent shall not be unreasonably withheld; provided, further, however, that the Stockholder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Stockholder as a result of the sale of Registrable Securities pursuant to such registration statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Party and shall survive the transfer of the Registrable Securities by the Stockholder pursuant to Section 9.

c.           Promptly after receipt by the Stockholder or Company Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, the Stockholder or such Company Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the  Stockholder or Company Indemnified Party, as the case may be; provided, however, that the Stockholder or Company Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Stockholder or Company Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Company Indemnified Party or the Stockholder, as applicable, and any other party represented by such counsel in such proceeding. The Stockholder or Company Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to it which relates to such action or claim.  The indemnifying party shall keep the Stockholder or Company Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the consent of the Stockholder or applicable Indemnified Party, as applicable, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Company Indemnified Party or Stockholder of a release from all liability in respect to such claim or litigation.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Company Indemnified Party or the Stockholder, as applicable, with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Stockholder or Company Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.           The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.           The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of a Company Indemnified Party or the Stockholder against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.           CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by the Stockholder shall be limited in amount to the net amount of proceeds received thereby from the sale of such Registrable Securities.

8.           REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.

With a view to making available to the Stockholder the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Stockholder to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees, at the Company’s sole expense, to use its reasonable best efforts to:

a.           make and keep public information available, as those terms are understood and defined in Rule 144;

b.           file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

c.           furnish to the Stockholder so long as he owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting and or disclosure provisions of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Stockholder to sell such securities pursuant to Rule 144 without registration; and

d.           take such additional action as is reasonably requested by the Stockholder to enable the Stockholder to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s Transfer Agent as may be reasonably requested from time to time by the Stockholder and otherwise reasonably cooperate with the Stockholder and the Stockholder’s broker to effect such sale of securities pursuant to Rule 144.

The Company agrees that damages may be an inadequate remedy for any breach of the terms and provisions of this Section 8 and that the Stockholder shall, whether or not it is pursuing any remedies at law, be entitled to equitable relief in the form of a preliminary or permanent injunctions, without having to post any bond or other security, upon any breach or threatened breach of any such terms or provisions.

9.           ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Stockholder.  The Stockholder may not assign this Agreement or any rights or obligations under this Agreement without the prior written consent of the Company, other than to (i) a partnership, limited liability company or other corporate entity managed or controlled by the Stockholder or (ii) to a member of the Stockholder’s Immediate Family or a trust for the benefit of the Stockholder or a member of the Stockholder’s Immediate Family, provided that such transferee or assignee shall agree, in writing, to be bound by the terms and conditions of this Agreement.

10.         AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Stockholder.

11.         MISCELLANEOUS.

a.           The registration rights provided to the Stockholder, and the Company’s obligation to keep the Registration Statement effective, shall terminate upon the date on which the Stockholder may sell all Registrable Securities under Rule 144.

b.           Without the prior written consent of the Stockholder (i) neither the Company nor any of its security holders (other than any successor party hereto) may include securities of the Company in the Registration Statement other than Registrable Securities, and (ii) the Company shall not, during the Registration Period, enter into any agreement providing any such right to any of its security holders; provided, however, that nothing in this Section 11(b) shall preclude the Company from filing a registration statement, at any time, with respect to securities other than Registrable Securities.

c.           Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) two (2) Business Days after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

12 Benny Gaon Street, Building 2B
Poleg Industrial Area, Netanya
Attention: Chief Financial Officer
Facsimile No.: (972) (9) 9561867

If to the Stockholder:

Daniel Borislow
5700 Georgia Avenue
West Palm Beach, FL  33405
Facsimile No.: 561-832-8377

With a copy to:

Arnold & Porter LLP
555 12th Street, NW
Washington, DC  20004-1206
Attention: Richard Firestone, Esq.
Facsimile No.: 202-942-5999

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

d.           Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

e.           All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of laws thereof.   Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

f.            This Agreement, together with the Merger Agreement, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement and the Merger Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

g.           Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

h.           The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

i.            This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or by e-mail in a “.pdf” format data file of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

j.            Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.           The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l.            This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:

VOCALTEC COMMUNICATIONS, LTD.

/s/ Ilan Rosen

Name: Ilan Rosen
Title: Chairman of the Board of Directors

STOCKHOLDER:

/s/ Daniel Borislow
Daniel Borislow

Number of Registrable Securities:
2,698,190